Exhibit 99.1




                                 CERTIFICATION
                                      OF
                              PSB HOLDINGS, INC.
                UNDER SECTION 906 OF SARBANES-OXLEY ACT OF 2002


     The undersigned Chief Executive Officer of PSB Holdings, Inc. (the "Company") certifies pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that (1) the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, 15 U.S.C. 78m or 78o(d), and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

     Date: March 4, 2003

                                          DAVID K. KOPPERUD
                                          David K. Kopperud
                                          President and CEO


     The undersigned Chief Financial Officer of PSB Holdings, Inc. (the "Company") certifies pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that (1) the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, 15 U.S.C. 78m or 78o(d), and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

     Date: March 4, 2003

                                          SCOTT M. CATTANACH
                                          Scott M. Cattanach
                                          Treasurer and Chief Financial Officer